Exhibit 10.3

AMENDMENT NO. 2 TO AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
This Amendment No. 2 to Amended and Restated Five-Year Credit Agreement (this “Amendment”) is entered into as of August 25, 2017 by and among Cardinal Health, Inc., an Ohio corporation (the “Company”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    The Company, the Subsidiary Borrowers from time to time party thereto, the Administrative Agent and the Lenders are party to that certain Amended and Restated Five-Year Credit Agreement dated as of June 16, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Company, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.Amendment to Credit Agreement. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means August 25, 2017.
(b)The definition of “Aggregate Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as increased or reduced from time to time pursuant to the terms hereof. As of the Amendment No. 2 Effective Date, the Aggregate Commitment is $2,000,000,000.
(c)The definition of “Aggregate Dollar Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Dollar Commitment” means at any date of determination with respect to all Lenders, an amount equal to the Dollar Commitments of all Lenders on such date. As of the Amendment No. 2 Effective Date, the Aggregate Dollar Commitment is $1,500,000,000.
(d)Schedule 2.1(a) of the Credit Agreement is hereby deleted and replaced with Schedule 2.1(a) attached hereto as Exhibit A (which Exhibit reflects the $250,000,000 increase in the Aggregate Dollar Commitment contemplated hereby).

2.Representations and Warranties of the Company. The Company represents and warrants that as of the Effective Date:

(a)the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar Laws affecting creditors’ rights generally;

(b)the representations and warranties contained in Article V of the Credit Agreement (other than Sections 5.5, 5.7 and 5.15) and in each other Loan Document are true and correct in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date; provided, further that, any representation and warranty that is qualified as to materiality, “Material Adverse Effect” or similar language is true and correct (after giving effect to any such qualification therein) in all respects; and

(c)there exists no Default or Unmatured Default, nor would a Default or Unmatured Default result from the increase in Commitments contemplated hereby.

3.Effective Date. This Amendment shall become effective on the date and at the time (the “Effective Date”) upon which all of the following conditions have been satisfied:

(a)the execution and delivery of this Amendment by the Company, the Administrative Agent and each of the financial institutions identified on the signature pages hereto (including a signature page for each Lender increasing its Commitment in connection herewith);

(b)the Administrative Agent (or its counsel) shall have received such documents and certificates as are customary for a transaction of this kind relating to the organization, existence and good standing of the Company, the authorization of this Amendment and other legal matters relating to the Company, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(c)the Administrative Agent (or its counsel) shall have received a certificate signed by the Chief Financial Officer or Treasurer of the Company dated the Effective Date, certifying as to the matters set forth in Section 2(b) and (c) above;

(d)the Lenders, the Administrative Agent and the lead arrangers shall have received all fees required to be paid, and all reasonable expenses for which invoices have been presented by the Administrative Agent, on or before the Effective Date.

In the event the Effective Date has not occurred on or before September 15, 2017, this Amendment shall not become operative and shall be of no force or effect.
4.Reference to and Effect Upon the Credit Agreement; Other.

(a)Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall constitute a Loan Document.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in any other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(c)For the avoidance of doubt, it is understood and agreed that the increase in the amount of the Aggregate Commitments effectuated hereby constitutes a utilization of the $250,000,000 basket for increases to the Aggregate Commitment pursuant to and as set forth in Section 2.2 of the Credit Agreement and that, after giving effect hereto, no further increases in the Aggregate Commitment pursuant to Section 2.2 shall be permitted.

(d)As of the Effective Date, participations in all outstanding Facility LC’s shall be reallocated such that each Lender shall have a participation in each Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share of the Aggregate Commitment (determined after giving effect to any changes in Commitments on the Effective Date).

5.Costs and Expenses. The Company hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6.Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, including Section 5-1401 and Section 5-1402 of the general obligation law of the State of New York, without reference to any other conflicts of law principles thereof.

7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

CARDINAL HEALTH, INC., as Company

By:	/s/ Michael C. Kaufmann
Name:	Michael C. Kaufmann
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Eric B. Bergeson
Name:	Eric Bergeson
Title:	Authorized Officer

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

Bank of America, N.A., as a Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, as a Lender

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

Barclays Bank PLC, as a Lender

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Assistant Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Iain P. Stewart
Name:	Iain P. Stewart
Title:	Managing Director

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Andrea S. Chen
Name:	Andrea S. Chen
Title:	Managing Director

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

U.S. Bank National Association, as a Lender

By:	/s/ Jennifer Hwang
Name:	Jennifer Hwang
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

Credit Agricole Corporate and Investment Bank, as a Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Mark Koneval
Name:	Mark Koneval
Title:	Managing Director

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Execution Head & Director

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Peter M. Kakoules
Name:	Peter M. Kakoules
Title:	Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

PNC BANK NATIONAL ASSOCATION, as a Lender

By:	/s/ Douglas H. Klamfoth
Name:	Douglas H. Klamfoth
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

Standard Chartered Bank, as a Lender

By:	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director
Standard Chartered Bank

[Signature Page to Amendment No. 2 to Amended and Restated Five-Year Credit Agreement]

EXHIBIT A
SCHEDULE 2.1(a)
COMMITMENTS

Lender	Dollar Commitment[1]	Multicurrency Commitment	Total Commitment
JPMorgan Chase Bank, N.A.	$158,571,428.61 ($30,000,000)	$51,428,571.39	$210,000,000
Bank of America, N.A.	$152,500,000.00 ($27,500,000)	$50,000,000.00	$202,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$152,500,000.00 ($27,500,000)	$50,000,000.00	$202,500,000
Barclays Bank Plc	$123,571,428.57 ($20,000,000)	$41,428,571.43	$165,000,000
Deutsche Bank AG New York Branch	$123,571,428.57 ($20,000,000)	$41,428,571.43	$165,000,000
Goldman Sachs Bank USA	$123,571,428.57 ($20,000,000)	$41,428,571.43	$165,000,000
HSBC Bank USA, National Association	$123,571,428.57 ($20,000,000)	$41,428,571.43	$165,000,000
Morgan Stanley Bank, N.A.	$123,571,428.57 ($20,000,000)	$41,428,571.43	$165,000,000
Wells Fargo Bank, National Association	$123,571,428.57 ($20,000,000)	$41,428,571.43	$165,000,000
U.S. Bank National Association	$43,214,285.71 ($7,500,000)	$14,285,714.29	$57,500,000
Credit Agricole Corporate and Investment Bank	$43,214,285.71 ($7,500,000)	$14,285,714.29	$57,500,000
The Bank of Nova Scotia	$43,214,285.71 ($7,500,000)	$14,285,714.29	$57,500,000
The Huntington National Bank	$43,214,285.71 ($7,500,000)	$14,285,714.29	$57,500,000
PNC Bank, National Association	$43,214,285.71 ($7,500,000)	$14,285,714.29	$57,500,000
Standard Chartered Bank	$43,214,285.71 ($7,500,000)	$14,285,714.29	$57,500,000
SunTrust Bank	$35,714,285.71 ($0.00)	$14,285,714.29	$50,000,000

	Total: $1,500,000,000 ( $250,000,000)	Total: $500,000,000	Total: $2,000,000,000

1 The first numbers in this column reflect Dollar Commitment amounts inclusive of the Amendment No. 2 Increases.
The second numbers in this column, in parenthesis, reflect the amount of the Amendment No. 2 Increases.